Exhibit 99.1

FORM OF VOTING AGREEMENT

THIS VOTING AGREEMENT is made and effective as of                 , 2007 (this “Agreement”) among Old Second Bancorp, Inc., a Delaware corporation (“Purchaser”), and [name], [a resident of the State of Illinois] (the “Shareholder”).

WHEREAS, concurrently with the execution and delivery of this Agreement, Purchaser, Old Second Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Purchaser (“Merger Sub”), and HeritageBanc, an Illinois corporation (“Company”), are executing and delivering an Agreement and Plan of Merger (as such agreement may be amended from time to time, the “Merger Agreement”), pursuant to which Purchaser, Merger Sub and Company are agreeing to effect the merger of Merger Sub with and into Company (the “Merger”); and

WHEREAS, as a condition and inducement to entering into the Merger Agreement, Purchaser has required that the Shareholder agree, and the Shareholder has agreed, to enter into this Agreement for the purpose of establishing the terms and conditions upon which the Shareholder will, among other things, vote in favor of the Merger all of the shares of Common Stock, $20.00 par value per share, of Company now owned or controlled by the Shareholder (including, without limitation, any shares of Common Stock held for the benefit of the Shareholder in the Company’s ESOP and over which the Shareholder has voting power), other than shares held or voted in a fiduciary capacity, and all shares of such Common Stock acquired by the Shareholder, other than shares acquired or voted in a fiduciary capacity, after the date and prior to the termination of this Agreement by means of purchase, dividend, distribution, exercise of options, warrants or other rights to acquire such Common Stock or in any other way (collectively, the “Shares”); and

WHEREAS, capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound hereby, the parties agree as follows:

1.                                       Covenants of the Shareholder.

(a)                                  Voting Agreement. The Shareholder shall, at any meeting of the shareholders of Company, however called, or in connection with any written consent of the shareholders of Company, vote (or cause to be voted) all of the Shares (i) in favor of the Merger, the execution and delivery by Company of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and all actions required in furtherance thereof and hereof; (ii) against any Unsolicited HeritageBanc Proposal; and (iii) against any action or agreement that would impede, frustrate, prevent or nullify this Agreement, that would result in a breach of any covenant, representation or warranty or other obligation or agreement of Company under the Merger Agreement or that would result in any of the conditions set forth in Article 9 of the Merger Agreement not being fulfilled.

(b)                                 Grant of Irrevocable Proxy. The Shareholder hereby irrevocably grants to, and appoints, William B. Skoglund and J. Douglas Cheatham, or either of them, in their respective capacities as officers of Purchaser, and any individual who shall hereafter succeed to any such office of Purchaser, and each of them individually, the Shareholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Shareholder, to vote the Shares (excluding any shares of Common Stock held for the benefit of the Shareholder in the Company’s ESOP) (the “Non-ESOP Shares”), or to grant a consent or approval in respect of the Non-ESOP Shares, in a manner consistent with Section 1(a). The Shareholder represents, warrants and covenants that (i) all proxies heretofore given by the Shareholder in respect of any Non-ESOP Shares are not irrevocable and (ii) all proxies heretofore given by the Shareholder in respect of any Non-ESOP Shares are hereby revoked. The Shareholder understands and acknowledges that Purchaser is entering into the Merger Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement. The Shareholder hereby affirms that the irrevocable proxy set forth in this Section 1(b) is given in connection with the execution and delivery of the Merger Agreement and that such irrevocable proxy is given to secure the performance of the duties of the Shareholder under this Agreement. The Shareholder hereby further affirms that the irrevocable proxy set forth in this Section 1(b) is coupled with an interest and may not be revoked under any circumstances. The Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.

(c)                                  No Inconsistent Arrangements. The Shareholder shall not, and the Shareholder shall cause his or her affiliates not to, (i) transfer (which term shall include any sale, gift, pledge or other disposition), or consent to any transfer of, any Shares or interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any Shares or interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to any Shares or interest therein, (iv) deposit any Shares or interest therein into any voting trust or enter into any voting agreement or arrangement with respect to any Shares or interest therein or (v) take any other action that would in any way restrict, limit or interfere with the performance of the Shareholder’s obligations under this Agreement or the transactions contemplated hereby or the performance of Company’s obligations under the Merger Agreement or the transactions contemplated thereby, including the Merger, except (w) as otherwise expressly contemplated by this Agreement and the Merger Agreement, (x) as required by law, (y) with the prior written consent of Old Second (which consent shall not be unreasonably withheld), for any sales, assignments, transfers or other dispositions necessitated by hardship or (z) as Old Second may otherwise agree in writing.

(d)                                 Stop Transfer. Subject to Section 1(c), the Shareholder shall not, and the Shareholder shall cause his or her affiliates not to, request that Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any Shares; provided, however, that nothing contained herein shall be deemed to prevent the Shareholder from requesting or effecting the distribution of any Shares from the Company’s ESOP to the Shareholder upon the termination of the Company’s ESOP.

(e)                                  No Solicitation. The Shareholder hereby agrees, in his or her capacity as a shareholder of Company, that neither the Shareholder nor any of his or her affiliates, representatives or agents shall (and the Shareholder shall cause his or her affiliates, representatives and agents, including investment bankers, attorneys and accountants, not to), directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any person, entity or other organization (other than Purchaser or any of its affiliates) relating to any Acquisition Transaction. The Shareholder shall immediately cease all discussions or negotiations, if any, with any Person other than Purchaser that may be ongoing as of the date of this Agreement with respect to any Acquisition Transaction. The Shareholder shall provide Purchaser with written notice of (i) any request for information, any Acquisition Transaction or any inquiry, proposal, discussions or negotiations with respect to any Acquisition Transaction received in his or her capacity as a shareholder of Company, (ii) the terms and conditions of such request, Acquisition Transaction, inquiry, proposal, discussions or negotiations and (iii) the identity of the Person making any such Acquisition Transaction or such request, inquiry or proposal or with whom such discussions or negotiations are taking place, and the Shareholder shall promptly provide Purchaser with copies of any written materials received by the Shareholder in connection with any of the foregoing.

(f)                                    No Withdrawal or Exercise of Shareholder Rights. The Shareholder shall not, and the Shareholder shall cause his or her respective affiliates not to, (i) exercise any shareholder rights or remedies available at common law or pursuant to the Illinois Business Corporation Act or any other applicable Law to delay, hinder, upset or challenge the Merger or (ii) seek or exercise any dissenters, appraisal or similar rights with respect to any of the Shares.

(g)                                 Proxy Statement; Press Releases. The Shareholder authorizes Company and Purchaser to publish and disclose in the Proxy Statement-Prospectus and/or in any press release issued by Company or Purchaser in connection with the transactions contemplated by the Merger Agreement his or her identity and ownership of Shares and the nature of his or her commitments, arrangements and understandings under this Agreement.

(h)                                 No Evasion of Purpose. The Shareholder shall not do indirectly that which he may not do directly in respect of the restrictions on his rights with respect to any Shares pursuant to this Agreement by the sale of any direct or indirect holding company or the granting of a proxy on the shares of any direct or indirect holding company and that would have, indirectly, any effect prohibited by this Agreement.

2.                                       Benefits of Merger Agreement. Shareholder hereby acknowledges that he will receive significant benefits if the transactions contemplated by the Merger Agreement are effected pursuant to the terms of the Merger Agreement, and that his entering into this Agreement is a substantial inducement to Purchaser being willing to enter into the Merger Agreement.

3.                                       Best Efforts. Subject to the terms and conditions of this Agreement and the Merger Agreement, each party shall use all reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated by this Agreement and the Merger Agreement.

4.                                       Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants to Purchaser as follows:

(a)                                  Ownership of Shares. The Shareholder is the record and beneficial owner of the Shares as set forth on Schedule I hereto (the “Existing Shares”). On the date of this Agreement, the Existing Shares constitute all of the Shares owned or controlled by the Shareholder or any affiliate thereof. The Shareholder has sole voting power and sole power to issue instructions with respect to the matters described in Section 1, sole power of disposition, sole power to exercise dissenters or appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case, with respect to all Existing Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities Laws and the terms of this Agreement.

(b)                                 Power; Binding Agreement. The Shareholder has the power and authority to enter into and perform all of his or her obligations under this Agreement. The execution, delivery and performance of this Agreement by the Shareholder will not violate any other agreement or arrangement to which the Shareholder is a party, including any voting agreement, proxy arrangement, pledge agreement, shareholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding agreement of the Shareholder, enforceable against the Shareholder in accordance with its terms. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Shareholder is a trustee, or any party to any other agreement or arrangement, whose consent is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(c)                                  No Conflicts. No filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery by the Shareholder of this Agreement, the consummation by the Shareholder of the transactions contemplated hereby and the compliance by the Shareholder with the provisions hereof. None of the execution and delivery by the Shareholder of this Agreement, the consummation by the Shareholder of the transactions contemplated hereby or compliance by the Shareholder with any of the provisions hereof will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification or acceleration) under, any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Shareholder or any affiliate thereof is a party or by which the Shareholder, any affiliate thereof or any of the properties or assets of the Shareholder or any affiliate thereof may be bound, or (ii) violate any Law or Order applicable to the Shareholder, any affiliate thereof or any of the properties or assets of the Shareholder or any affiliate thereof.

(d)                                 No Liens. Except as otherwise expressly established by this Agreement, the Existing Shares and the certificates representing the Existing Shares are now, and at all times during the term of this Agreement will be, held by the Shareholder, or by a nominee or custodian for the benefit of the Shareholder, free and clear of any (i) mortgage, lien, charge, restriction, security interest, adverse claim, pledge, encumbrance and demand of any nature or kind whatsoever and (ii) voting trusts, proxy, power of attorney or similar instruments (collectively, “Liens”).

(e)                                  Reliance by Purchaser. The Shareholder understands and acknowledges that Purchaser is entering into the Merger Agreement in reliance upon the Shareholder’s execution, delivery and performance of this Agreement.

5.                                       Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Shareholder as follows:  (a) Purchaser has the corporate or other power and authority to enter into and perform all of its obligations under this Agreement; (b) the execution, delivery and performance by Purchaser of this Agreement will not violate any other agreement to which it is a party; and (c) this Agreement has been duly and validly executed and delivered by Purchaser and constitutes a valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms.

6.                                       Termination. This Agreement shall terminate upon the earlier of the Effective Time or the termination of the Merger Agreement pursuant to Section 11.1 thereof; provided, however, that (a) the provisions of Article 7 shall remain in full force and effect in accordance with their respective terms; and (b) termination of this Agreement shall not prevent any party from seeking any remedies

(at law or in equity) against any other party for such other party’s breach of any of the provisions of this Agreement.

7.                                       Miscellaneous.

(a)                                  Further Assurances. From time to time, at any party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such additional lawful action as the requesting party reasonably requests to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

(b)                                 Time of the Essence. Time shall be of the essence in respect of this Agreement.

(c)                                  Assignment. Neither of the parties may assign, transfer or otherwise encumber this Agreement or its rights or obligations hereunder, in whole or in part, whether voluntarily or by operation of law, without the prior written consent of the other party, and any attempted assignment without such consent shall be void and without legal effect.

(d)                                 Binding Agreement. This Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person, entity or other organization to which legal or beneficial ownership of the Shares shall pass, whether by operation of law or otherwise, including the Shareholder’s assigns or successors. Notwithstanding any transfer of any Shares, the transferor shall remain liable for the performance of all obligations of the transferor under this Agreement.

(e)                                  Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Illinois, excluding any choice of law rules that may direct the application of the laws of another jurisdiction. Each party waives any right to trial by jury with respect to any dispute or disagreement under this Agreement. Each party hereto stipulates that any dispute or disagreement between or among any of the parties hereto as to the interpretation of any provision of, or the performance of obligations under, this Agreement shall be commenced and prosecuted in its entirely in, and consents to the exclusive jurisdiction and proper venue of, any Illinois state court or any federal court located within the City of Chicago, and each party hereto consents to personal and subject matter jurisdiction and venue in such courts and waives and relinquishes all right to attack the suitability or convenience of such venue or forum by reason of their present or future domiciles, or by any other reason. The parties hereto acknowledge that all directions issued by the forum court, including all injunctions and other decrees, will be binding and enforceable in all jurisdictions and countries.

(f)                                    Severability. If any court of competent jurisdiction determines that the provisions of this Agreement are illegal or otherwise unenforceable, then this Agreement shall be construed so that the remaining provisions shall not be affected, but shall remain in full force and effect, and any such illegal or otherwise unenforceable provisions shall be deemed, without further action on the part of any person, entity or other organization, to be modified, amended and/or limited to the extent necessary to render the same valid and enforceable in such jurisdiction.

(g)                                 Amendment and Waiver. No provision of this Agreement may be amended or modified unless such amendment or modification is set forth in a written instrument signed by each of the parties hereto. No waiver by any party of any of the provisions of this Agreement shall be effective unless expressly set forth in writing and executed by the party so waiving. No action taken pursuant to this Agreement shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. No waiver by either party at any time of any breach by the other party of, or compliance with, any provision of this Agreement to be performed by such other party shall be deemed a waiver of any similar or dissimilar provisions at the same or at any prior or subsequent time.

(h)                                 Equitable Relief. The Shareholder agrees that (i) any breach or threatened breach by the Shareholder of the provisions of this Agreement will result in irreparable injury to Purchaser for which a remedy at law would be inadequate, and (ii) in addition to any relief at law that may be available to Purchaser for any such breach and regardless of any other provision contained in this Agreement, Purchaser shall be entitled to injunctive and other equitable relief as a court may grant, without the need to post a bond. This Section 7(h) shall not be construed to limit any right of Purchaser to obtain equitable relief for other breaches of this Agreement under general equitable standards.

(i)                                     Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect of this Agreement at law or in equity shall be cumulative and not alternative, and the exercise of any such right, power or remedy by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

(j)                                     No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person, entity or other organization who or that is not a party hereto (provided that Company may rely on the provisions set forth in Section 1(g)).

(k)                                  Entire Agreement. This Agreement and the Merger Agreement (together with the other documents and instruments to be executed and delivered pursuant this Agreement and the Merger Agreement) supersede all prior agreements among the parties with respect to the subject matter hereof and constitute a complete and exclusive statement of the terms of the agreement among the parties with respect to the subject matter hereof. There have been and are no representations, warranties, covenants or agreements among the parties relating to the subject matter hereof other than those set forth or provided for in this Agreement or the Merger Agreement.

(l)                                     No Strict Construction. Notwithstanding the fact that this Agreement has been drafted or prepared by one of the parties, each of the parties confirms that both it and its counsel have reviewed, negotiated and adopted this Agreement as the joint agreement and understanding of the parties. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

(m)                               Counterparts. This Agreement may be executed by facsimile signature pages and in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(n)                                 Section Headings. The Section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(o)                                 Certain Defined Terms; Interpretative Provisions. The terms “including” and “include” shall mean “including without limitation” and “include without limitation,” respectively.

In the event of a stock dividend or distribution, or any change in the Shares by reason of any stock dividend, split, recapitalization, combination, exchange of shares or the like, the term “Shares” shall refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any and all of the Shares may be changed or exchanged.

IN WITNESS WHEREOF, Purchaser and the Shareholder have caused this Voting Agreement to be duly executed and delivered as of the day and year first written above.

OLD SECOND BANCORP, INC.

By:
Name:
Title:

SHAREHOLDER: